                                                                    EXHIBIT 99.5

                    FORM OF CONSENT AND LETTER OF TRANSMITTAL
                  TO EXCHANGE AND TO GIVE CONSENT IN RESPECT OF
                       SENIOR FLOATING-RATE NOTES DUE 2009
                                       FOR
                  SENIOR FLOATING-RATE NOTES DUE 2009, SERIES B
                  (REGISTERED UNDER THE SECURITIES ACT OF 1933)
                                       OF
                               LENNAR CORPORATION


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [     ],
2004, UNLESS IT IS EXTENDED. IF HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE NOTES CONSENT TO THE AMENDMENT OF THE SEVENTH SUPPLEMENTAL INDENTURE, LENNAR CORPORATION WILL EXECUTE AN AMENDMENT TO THE SEVENTH SUPPLEMENTAL INDENTURE. LENNAR CORPORATION WILL MAKE A PUBLIC ANNOUNCEMENT, BY PRESS RELEASE, OF THE DATE THAT IT INTENDS TO EXECUTE AN AMENDMENT TO THE SEVENTH SUPPLEMENTAL INDENTURE AT LEAST ONE BUSINESS DAY BEFORE THE AMENDMENT IS SIGNED. YOU MAY WITHDRAW TENDERED NOTES AND REVOKE THE RELATED CONSENTS ON OR BEFORE 5:00 P.M. ON THE DATE THAT THE AMENDMENT IS SIGNED, BUT YOU MAY NOT WITHDRAW THE NOTES OR REVOKE THE CONSENTS AFTER THAT DATE.

                 J.P. MORGAN TRUST COMPANY, N.A., EXCHANGE AGENT

By Mail:                            By Hand:                               By Overnight Courier:
J.P. Morgan Trust Company, N.A.     J.P. Morgan Trust Company, N.A.        J.P. Morgan Trust Company, N.A.
[                             ]     [                             ]        [                             ]
New York, NY [     ]                New York, NY [     ]                   New York, NY [     ]
Attn: [      ]                      Attn: [           ]                    Attn: [           ]

Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

        This Consent and Letter of Transmittal is to be used to submit Senior Floating-Rate Notes ("Initial Notes") of Lennar Corporation ("Lennar") for Senior Floating-Rate Notes , Series B ("New Notes") of Lennar. This Consent and Letter of Transmittal must be delivered to J.P. Morgan Trust Company, as exchange agent (the "Exchange Agent"). Delivery of this Consent and Letter of Transmittal to DTC does not constitute delivery of the Initial Notes to the Exchange Agent.

      BY EXECUTING THIS CONSENT AND LETTER OF TRANSMITTAL, THE UNDERSIGNED (A) CONSENTS TO THE AMENDMENT TO THE SEVENTH SUPPLEMENTAL INDENTURE, AS DESCRIBED
MORE FULLY IN THE PROSPECTUS DATED          , 2004 ("THE PROSPECTUS") AND (B)
WAIVES ANY DEFAULT UNDER THE SEVENTH SUPPLEMENTAL INDENTURE BECAUSE THE REGISTRATION STATEMENT REQUIRED BY THE CURRENT SECTION 4.03 OF THE SEVENTH SUPPLEMENTAL INDENTURE WAS NOT FILED BY MARCH 31, 2004.

HOLDERS OF THE INITIAL NOTES MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE INITIAL NOTES. THE EXCHANGE OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND IN THIS CONSENT AND LETTER OF TRANSMITTAL. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH IN EACH DOCUMENT.

      ALL CAPITALIZED TERMS USED HEREIN AND NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS.

      The undersigned must complete, execute and deliver this Consent and Letter of Transmittal to indicate the action the undersigned desires to take, or have taken, with respect to the exchange offer.

           [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

        THE INITIAL NOTES MUST BE DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, YOU MUST COMPLETE THE FOLLOWING:

Account Number at DTC:

___________________________________
Transaction Code Number:

___________________________________

                   DESCRIPTION OF THE INITIAL NOTES SUBMITTED

NAME(S) AND ADDRESS(ES) OF           INITIAL NOTES SUBMITTED AND
  REGISTERED HOLDER(S)              AS TO WHICH CONSENTS ARE GIVEN
(PLEASE FILL IN, IF BLANK)       (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------      ----------------------------------------
                                                     PRINCIPAL AMOUNT OF
                                                        INITIAL NOTES
                                PRINCIPAL AMOUNT OF        SUBMITTED
                                   INITIAL NOTES     (IF LESS THAN ALL)*
                                -------------------  --------------------
                                _________________________________________

                                _________________________________________

                                _________________________________________

                                _________________________________________

                                _________________________________________

                                Total Amount of
                                Initial Notes:  _________________________

-------------------------
* Initial Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. Unless otherwise indicated it will be assumed that all Initial Notes described above are being submitted.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

By execution hereof, upon the terms and subject to the conditions of the exchange offer set forth in the accompanying Prospectus, the undersigned hereby
(a) tenders to Lennar the principal amount of Initial Notes indicated in the table above, (b) consents to the proposed amendment, as more fully described in the Prospectus, and to the execution and delivery of an Amendment to the Seventh Supplemental Indenture, dated March 19, 2004, to the Indenture dated December 31, 1997, between Lennar and J.P. Morgan Trust Company, N.A. (as successor to First National Bank of Chicago, N.A., as trustee) (the "Amendment") and
(c) waives any default under the Seventh Supplemental Indenture because the registration statement required by the current Section 4.03 of the Seventh Supplemental Indenture was not filed by March 31, 2004 (hereby revoking any previously submitted withdrawal or revocation).

Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith in accordance with the terms, and subject to the conditions of, the exchange offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Lennar, all right, title and interest in and to the Initial Notes tendered hereby and consents to the proposed amendment to the indenture. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Lennar and the trustee under the indenture) with respect to such Initial Notes, with full powers of substitution and revocation (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to (1) present such Initial Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Initial Notes on the account books maintained by DTC to, or upon the order of, Lennar, (2) present such Initial Notes for transfer of ownership on the books of the relevant security register, (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes and (4) deliver to Lennar and the trustee this Consent and Letter of Transmittal as evidence of the undersigned's consent to the proposed amendment to the indenture and as certification that the requisite consent to the proposed amendment to the indenture and waiver duly executed by holders have been received, all in accordance with the terms of and conditions to the exchange offer.

If the undersigned is not the registered holder, or such holder's legal representative or attorney-in-fact, of the Initial Notes representing the amounts listed in the box above labeled "Description of the Initial Notes Submitted," then, in order for a consent to be valid, the undersigned will have to (1) obtain a properly completed irrevocable proxy (a "Consent Proxy") that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver consent to the amendment to the indenture in respect of such Initial Notes on behalf of the holder thereof and (2) deliver such Consent Proxy with this Consent and Letter of Transmittal.

By the execution and delivery of this Consent and Letter of Transmittal, the undersigned is (a) tendering to Lennar the principal amount of Initial Notes indicated in the table above, (b) consenting with respect to the Initial Notes tendered hereby, to the proposed amendment to the Seventh Supplemental Indenture, as more fully described in the Prospectus, and (c) is waiving, with respect to the Initial Notes tendered hereby, any default under the Seventh Supplemental Indenture because the registration statement required by the current Section 4.03 of the Seventh Supplemental Indenture was not filed by March 31, 2004. The undersigned understands that the consent provided hereby shall remain in full force and effect until such consent is revoked in accordance with the procedures set forth in the exchange offer. The undersigned understands that, except as provided below and in the exchange offer, consents may not be revoked after 5:00 p.m., New York City time, on ______________, 2004. Lennar intends to execute the Amendment at or promptly following 5:00 p.m., New York City time, ______________, 2004. Although the Amendment will become effective upon execution by Lennar and the trustee, the proposed amendment will not become operative until the opening of business on the date of exchange of the Initial Notes.

The undersigned understands that tenders of Initial Notes may be withdrawn, and consents may be revoked, by written notice of withdrawal received by the Exchange Agent at any time at or prior to 5:00 p.m., New York City time, on ______________, 2004. IF A HOLDER WHO HAS TENDERED INITIAL NOTES SUBSEQUENTLY EFFECTS A VALID WITHDRAWAL OF A PRIOR TENDER OF INITIAL NOTES, THAT WILL CONSTITUTE A CONCURRENT REVOCATION OF THE HOLDER'S CONSENT.

If Lennar terminates the exchange offer, then any Initial Notes tendered pursuant to the exchange offer and not accepted for exchange will be credited to the account maintained at DTC from which such Initial Notes were delivered, and the Amendment will not become effective. Notwithstanding any termination of the exchange offer, Lennar reserves the right to exchange any Initial Notes tendered pursuant hereto. If Lennar makes a material change in the terms of the exchange offer or the information concerning the exchange offer or waives a material condition of the exchange offer, then Lennar will disseminate additional material in respect of the exchange offer and will extend the exchange offer to the extent required by law.

The undersigned understands that for a withdrawal of a tender of the Initial Notes and the concurrent revocation of consents to be effective, a written or facsimile notice of withdrawal or a Request Message (as defined below) must be timely received by the Exchange Agent at its address set forth on the front cover of this Consent and Letter of Transmittal, at or prior to 5:00 p.m., New York City time, on ______________, 2004. Any such notice of withdrawal must (1) specify the name of the person who tendered the Initial Notes to be withdrawn,
(2) contain the aggregate principal amount represented by such Initial Notes and
(3) be signed by the holder of such Initial Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Initial Notes were tendered (including any required signature guarantees) or be accompanied by (a) documents of transfer sufficient to have the trustee register the transfer of the Initial Notes into the name of the person withdrawing such Initial Notes and (b) a properly completed irrevocable proxy that authorizes such person to effect the revocation on behalf of such holder. In lieu of submitting a written or facsimile notice of withdrawal or revocation, DTC participants may electronically transmit a request for withdrawal or revocation to DTC. DTC will then verify the request and send a Request Message to the Exchange Agent. A withdrawal of Initial Notes and the concurrent revocation of consents can only be accomplished in accordance with these procedures.

The undersigned understands that the tender of the Initial Notes pursuant to any of the procedures described in the prospectus and in the Instructions to this document (and any subsequent acceptance of such Initial Notes by Lennar) will constitute a binding agreement between the undersigned and Lennar in accordance with the terms, and subject to the conditions, set forth in the prospectus, this Consent and Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery.

The undersigned represents and warrants that the undersigned has full power and authority to exchange the Initial Notes tendered hereby and to give the consent contained herein, and that, when such tendered Initial Notes are accepted for exchange by Lennar, Lennar will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Lennar to be necessary or desirable to complete the transfer of the Initial Notes tendered hereby, to perfect the undersigned's consent to the proposed amendment to the indenture or to complete the execution of the Amendment.

For purposes of the Exchange Offer, the undersigned understands that validly tendered Initial Notes (or defectively tendered Initial Notes with respect to which Lennar has waived, or has caused to be waived, such defect) will be deemed to have been accepted for exchange if, as and when Lennar gives oral (confirmed in writing) or written notice thereof to the Exchange Agent. For purposes of the consent solicitation, consents received by the Exchange Agent will be deemed to have been accepted if, as and when (1) Lennar and the trustee execute the Amendment at or promptly following 5:00 p.m., New York City time, on ______________, 2004 and (2) Lennar has accepted the Initial Notes for exchange pursuant to the exchange offer.

All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Initial Notes is not effective, and the risk of loss of the Initial Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (a) (1) this Consent and Letter of Transmittal (or a manually signed facsimile copy hereof) properly completed and duly executed, together with all accompanying evidences of authority, or (2) a properly transmitted Agent's Message, and (b) all other required documents in form satisfactory to Lennar. All questions as to the form of documents and the validity (including the timeliness of receipt or delivery) and acceptance of (1) tenders and withdrawals of Initial Notes and (2) deliveries and revocations of consents will be determined by Lennar, in its sole discretion, which determination shall be final and binding.

If the box captioned "Special Issuance Instructions" is completed, please issue and deliver the confirmation of book-entry transfer as indicated. Lennar noteholders who deliver Initial Notes to be exchanged by book-entry transfer may, by making an appropriate entry under "Special Issuance Instructions," request that any Initial Notes which are not accepted for exchange be returned by crediting a different account at DTC. The undersigned is aware that Lennar has no obligation because of Special Issuance Instructions or otherwise to transfer any Initial Notes which are not accepted for exchange from the name of the registered holder of those Initial Notes to the name of another person.

                                PLEASE SIGN HERE

    (To Be Completed By All Tendering and Consenting holders of Initial Notes
              Who Complete the Substitute Form W-9 Contained Herein

      THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENT.

      This Consent and Letter of Transmittal must be signed by the registered holder(s) of the Initial Notes exactly as the name(s) of such holder(s) appear(s) on a security position listing as the owner of the Initial Notes, or by person(s) authorized to become registered holder(s) by bond powers transmitted with this Consent and Letter of Transmittal. Endorsements on the Initial Notes and signatures on bond powers by registered holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If this Consent and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Lennar of such person's authority to so act. See Instruction 4 below.

      IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE INITIAL NOTES, THEN THE REGISTERED HOLDER(S) MUST SIGN A CONSENT PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS CONSENT AND LETTER OF TRANSMITTAL.

X  _____________________________________________________________________________

X  _____________________________________________________________________________
          Signature(s) of Registered holder(s) or Authorized Signatory

Dated: ___________________, 2004

Name(s):  ______________________________________________________________________

          ______________________________________________________________________
                                 (Please Print)

Capacity: ______________________________________________________________________

Address:  ______________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.:____________________________________________________

Tax Identification or
Social Security No.:____________________________________________________________

                  SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

________________________________________________________________________________
             Name of Eligible Institution Guaranteeing signature(s))

________________________________________________________________________________
   (Address (including zip code) and Telephone Number (including area code) of eligible institution)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                     (Title)

Dated: ___________________, 2004

                          SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if the New Notes or the Initial Notes which are not accepted for exchange are to be issued in the name of someone other than the undersigned, or if the Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account at DTC other than that designated above.

Issue:   [ ] New Notes

         [ ] Initial Notes not accepted for exchange

to:

Name

_______________________________
(PLEASE PRINT)

Address

_______________________________
_______________________________
_______________________________
(INCLUDE ZIP CODE)

_______________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER.)

[ ] Credit Initial Notes which were delivered by book-entry transfer and are not accepted for exchange to the following DTC account:

_______________________________
(ACCOUNT NUMBER)

                                  INSTRUCTIONS
                 FORMING PART OF THE TERMS OF THE EXCHANGE OFFER

      1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Consent and Letter of Transmittal if (i) this Consent and Letter of Transmittal is signed by the registered holder of the Initial Notes to be exchanged (which, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Initial Notes to be exchanged) unless the holder has completed the box entitled "Special Issuance Instructions" or (ii) the Initial Notes to be exchanged are submitted for the account of a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company which has an office or correspondent in the United States (collectively, "Eligible Institutions"). In all other cases, all signatures on this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

      2. DELIVERY OF CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES. This Consent and Letter of Transmittal is to be completed by noteholders even though the Initial Notes are being submitted in accordance with the procedures for delivery by book-entry transfer described in the Exchange Instructions. The Exchange Agent must receive, at or before the Expiration Time, confirmation by DTC of transfer of the Initial Notes to be exchanged to an account of the Exchange Agent, together with a properly completed and executed Consent and Letter of Transmittal.

      Submission may not be conditional or contingent. Holders who tender Initial Notes in response to the Exchange Offer will automatically consent to the proposed amendment. The method of delivery of this Consent and Letter of Transmittal and confirmation of delivery of the Initial Notes to be exchanged through DTC, is at the option and risk of the exchanging noteholder. Delivery will not be deemed made until items are actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

      3. INADEQUATE SPACE. If the space provided in this Consent and Letter of Transmittal is inadequate, the numbers of the Initial Notes being submitted for exchange should be listed on a separate signed schedule, which should be attached to this Consent and Letter of Transmittal.

      4. SIGNATURES ON CONSENT AND LETTER OF TRANSMITTAL. The signature(s) on this Consent and Letter of Transmittal must correspond exactly with the name(s) in which the Initial Notes to be exchanged are held.

      If the Initial Notes to be exchanged are owned of record by two or more joint owners, all the owners must sign this Consent and Letter of Transmittal.

      If this Consent and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and submit evidence satisfactory to Lennar of the person's authority so to act.

      5. TRANSFER TAXES. Except as set forth in this Instruction 5, Lennar will pay any transfer taxes with respect to the transfer to it of the Initial Notes to be exchanged. If the New Notes or the Initial Notes which are not accepted for exchange are to be credited to an account at DTC other than the account designated above, the New Notes will not be issued until Lennar or the Exchange Agent receives satisfactory evidence of the payment of, or an exemption from the need to pay, transfer taxes.

      6. SPECIAL ISSUANCE INSTRUCTIONS. Noteholders may request that the New Notes and the Initial Notes which are not accepted for exchange be credited to an account at DTC which the noteholder designates. If no instructions are given, notes tendered by book-entry transfer which are not accepted for exchange will be returned by crediting the account at DTC designated above.

      7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the prospectus and this Consent and Letter of Transmittal may be obtained from, Lennar Corporation Attention:
Director of Investor Relations at 700 Northwest 107th Avenue, Miami Beach, Florida, 33172, or from your broker, dealer, commercial bank or trust company.

      8. WAIVER OF REQUIREMENTS. The requirements described above may be waived by Lennar, in whole or in part, at any time and from time to time, in Lennar's sole discretion, and may be waived as to the Initial Notes submitted by particular noteholders, even if similar requirements are not waived as to other noteholders.

IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL, TOGETHER WITH CONFIRMATION OF BOOK-ENTRY TRANSFER, MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON
[     ], 2004.

                       (DO NOT WRITE IN THE SPACES BELOW)

Date received:                 Accepted by:              Checked by:

_____________________________  _______________________   _______________________

INITIAL NOTES    INITIAL NOTES                        INITIAL NOTES
  SUBMITTED        ACCEPTED        NEW NOTES ISSUED      RETURNED     BLOCK NO.
-------------    -------------     ----------------   -------------   ---------
_____________    _____________     ________________   _____________   _________

_____________    _____________     ________________   _____________   _________

_____________    _____________     ________________   _____________   _________

Delivery Prepared by:          Checked by:               Date:

_____________________________  _______________________   _______________________